[EXHIBIT 2.1]


              AGREEMENT AND PLAN OF MERGER
              ----------------------------

THIS AGREEMENT AND PLAN OF MERGER dated as of February 8, 2005 (this "Agreement"), is entered into by and among IPI Fundraising, Inc., a Delaware corporation ("Acquiror"), BF Acquisition Group III, Inc., a Florida corporation ("BF Acquisition Group"); FundraisingDirect.com, Inc., a Delaware corporation and a majority-owned subsidiary of BF Acquisition Group ("FundraisingDirect"), Imprints Plus, Inc., a Delaware corporation ("Imprints Plus"), those stockholders of Imprints Plus listed on Exhibit A as Imprints Plus Key Stockholders ("Imprints Plus Key Stockholders"), those stockholders of BF Acquisition Group listed on Exhibit A as BF Acquisition Group Key Stockholders (the "BF Acquisition Group Key Stockholders"), and those stockholders of FundraisingDirect listed on Exhibit A as FundraisingDirect Key Stockholders (the "FundraisingDirect Key Stockholders"). BF Acquisition Group, FundraisingDirect and Imprints Plus are collectively referred to herein as the "Disappearing Companies" or individually, a "Disappearing Company." Imprints Plus Key Stockholders, BF Acquisition Group Key Stockholders and FundraisingDirect Key Stockholders are collectively referred to herein as "Stockholders."

                        RECITALS
                        --------

   A. The Boards of Directors of Acquiror, BF Acquisition Group,
FundraisingDirect and Imprints Plus deem it advisable and in the best interests of each corporation and the respective stockholders that Acquiror, BF Acquisition Group,
FundraisingDirect and Imprints Plus combine in order to advance the long-term business interests of each of them;

   B. The combination of Acquiror, BF Acquisition Group, FundraisingDirect and Imprints Plus shall be effected pursuant to the plan of merger ("Plan of Merger") attached hereto as Exhibit B and by the terms of this Agreement through a transaction in which each of BF Acquisition Group, FundraisingDirect and Imprints Plus will merge with and into Acquiror and the stockholders of each of BF Acquisition Group, FundraisingDirect and Imprints Plus will become stockholders of Acquiror (the "Merger" and, together with the other transactions contemplated by this Agreement, the "Contemplated Transactions");

   C. For Federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

   D. As a condition and inducement to Acquiror's willingness to enter into this Agreement, significant shareholders of Imprints Plus, BF Acquisition Group and FundraisingDirect, collectively listed on Exhibit A as Significant
Stockholders, have, concurrently with the execution of this Agreement, executed and delivered Sales Restriction Agreements (the "Sales Restriction Agreements"), in the forms attached hereto as Exhibits C-1, C-2 and C-3, which agreements shall only become effective at the Effective Time (as defined in Section 1.1 below);

   NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                        ARTICLE I
                       THE MERGER
                       ----------

   1.1 Effective Time of the Merger. Subject to the
       ----------------------------
provisions of this Agreement, a certificate of merger
(the "Certificate of Merger") in such mutually acceptable form as is required by the relevant provisions of the Delaware General Corporation Law
("Delaware Law") and Florida Business Corporation Act
("Florida Law") shall be duly executed and delivered by the Surviving Corporation (as defined below) hereto and thereafter delivered to the Secretary of State of the States of Delaware and Florida for filing on the Closing
Date (as defined in Section 1.2). The Merger shall become effective upon the due and valid filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such time thereafter as is provided in the Certificate of Merger (the
"Effective Time").

   1.2 Closing. The closing of the Merger (the
       -------
"Closing") will take place at the Acquiror's offices at 4 Mill Park Ct., Newark, Delaware 19713, at 10:00
a.m., local time, on the date that is twenty-one (21) days after the effective date of the Registration
Statement (as defined in Section 3.1.11), or at such other time and place as the parties may agree (the
"Closing Date").

    1.3 Effects of the Merger.
        ---------------------

     (a) At the Effective Time (i) the separate existence of each of BF Acquisition Group, FundraisingDirect and Imprints Plus shall cease and each of these corporations shall be merged with and into the Acquiror (BF Acquisition Group,
FundraisingDirect, Imprints Plus and the Acquiror are sometimes referred to herein as the "Constituent
Corporations" and the Acquiror following consummation of the Merger is sometimes referred to herein as the "Surviving Corporation"), (ii) the Certificate of
Incorporation of the Acquiror shall be the Certificate of Incorporation of the Surviving
Corporation, and (iii) the Bylaws of the Acquiror as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

     (b) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law and Florida Law. Without limiting the generality of the foregoing, at and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent
Corporations.

   1.4 Directors and Officers. At the Effective Time,
       ----------------------
the directors and officers of the Surviving
Corporation shall consist of the following persons, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and in each case until their respective successors are duly elected or appointed.

   Justin  DiNorscia      Director, President, Chief
                            Executive Officer, Secretary
   Dan Caputo, Jr.        Interim Chief Financial
                            Officer
   Diane DiNorscia        V.P. Human Resources and
                            Administration
   Thomas P. Hynson       National Sales Director
   Giacomo Bonvetti       Operations Manager
   Bradley S. Cantwell    Director
   Joseph T. Drennan      Director


                  ARTICLE II
           CONVERSION OF SECURITIES
           ------------------------

   2.1 Conversion of Capital Stock. At the Effective
       ---------------------------
Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of any of the Constituent Corporations:

   (a) Capital Stock of Acquiror. Each issued and
       -------------------------
outstanding share of the capital stock of Acquiror immediately prior to the Effective time shall be canceled and retired and shall cease to exist.

   (b) Cancellation of BF Acquisition Group-Owned
       ------------------------------------------
FundraisingDirect Common Stock.  Any shares of
------------------------------
FundraisingDirect common stock that are owned by BF
Acquisition Group shall be canceled and retired and shall cease to exist and no stock of Acquiror or other consideration shall be delivered in exchange therefore.

   (c) Conversion of Stock. Subject to Sections 2.2
       -------------------
(as applicable) and 2.3 (other than any Dissenting
Shares as defined in and to the extent provided in
Section 2.2), each issued and outstanding share of BF
Acquisition Group series A preferred stock, BF
Acquisition Group common stock, FundraisingDirect common stock (other than as provided in Section
2.1(b)), and Imprints Plus common stock shall be converted into the right to receive the Merger
Consideration (as defined in Section 2.1(d)), and BF
Acquisition Group, FundraisingDirect and Imprints
Plus shall automatically disappear into the Acquiror, and each holder of a certificate representing any Disappearing Company's shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with
Section 2.3.

   (d) Merger Consideration. The aggregate maximum
       --------------------
consideration payable by Acquiror in connection with the Merger (the "Merger Consideration") will be a maximum of ten million sixty four thousand six hundred twenty eight (10,064,628) shares of Acquiror's common stock, par value $.001 ("Acquiror Common Stock") and 3,000,000 shares of the Surviving Corporation's series
A preferred stock, par value $.50 ("Acquiror Preferred
Stock").  Acquiror shall deliver the Merger
Consideration at the Closing, upon surrender of the Certificates (as defined in Section 2.3): (i) holders of BF Acquisition Group series A preferred stock shall be entitled to receive in exchange for each share of BF Acquisition Group series A preferred stock one (1) share of the Acquiror Preferred Stock;
(ii) holders of BF Acquisition Group common stock shall be entitled to receive in exchange for each share of BF Acquisition Group common stock one (1) share of the Acquiror Common Stock; (iii) holders of FundraisingDirect common stock shall be entitled to receive in exchange for each share of FundraisingDirect common stock one hundred (100) shares of the Acquiror Common Stock, except that any and all shares of FundraisingDirect common stock owned by BF Acquisition Group shall be canceled and retired and shall cease to exist and no IPI
Fundraising common stock or other consideration shall be delivered in exchange therefore; and (iv) holders of Imprints Plus common stock shall be entitled to receive in exchange for each share of Imprints Plus common stock one (1) share of the Acquiror Common
Stock.

   (e) Imprints Plus Stock Options. At the Effective
       ---------------------------
Time, all then outstanding options, whether vested or unvested, ("Imprints Plus Options") to purchase
Imprints Plus common stock issued under Imprints
Plus' 2004 Stock Option Plan (the "Imprints Plus
Option Plan") or otherwise that by their terms survive the Closing, will be assumed by Acquiror in accordance with Section 6.2. All of Imprints Plus
Options issued and outstanding as of February 8, 2005 are listed on Schedule 2.1(e) delivered by Imprints Plus on or before the date of this Agreement. Imprints Plus shall deliver an updated
Schedule 2.1(e) of Imprints Plus Options to Acquiror on the Closing Date.

   2.2 Dissenting Shares.
       -----------------

   (a) Notwithstanding any provision of this Agreement to the contrary, any shares of any Disappearing Company's common stock held by a holder who has exercised such holder's dissenter's rights in accordance with Section 262 of Delaware Law or Sections 1301 to 1333 of Florida Law, as the case may be, and who, as of the Effective Time, has not effectively withdrawn or lost such dissenter's rights
("Dissenting Shares"), shall not be converted into or represent a right to receive the Merger Consideration pursuant to Section 2.1, but the holder of the Dissenting Shares shall only be entitled to such rights as are granted by Section 262 of Delaware Law and Sections 1301 to 1333 of Florida Law, as applicable.

   (b) Notwithstanding the provisions of Section
2.2(a), if any holder of shares of any Disappearing
Company's common stock who demands his dissenter's rights with respect to such shares under Section
2.2(a) shall effectively withdraw or lose (through failure to perfect or otherwise) his rights to receive payment for the fair market value of such shares under Delaware Law or Florida Law, then, as of the later of the Effective Time or the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Merger Consideration and payment for fractional shares as provided in Sections 2.1(c) and 2.5, without interest, upon surrender of the certificate or certificates representing such shares.

   (c) Each Disappearing Company shall give Acquiror
(i) prompt notice of any written demands for payment with respect to any shares of capital stock of such Disappearing Company pursuant to Section 262 of
Delaware Law or Sections 1301 to 1333 of Florida Law, as applicable, and any withdrawals of such demands, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for dissenter's rights under Delaware Law or Florida
Law. No Disappearing Company shall, except with the prior written consent of Acquiror, voluntarily make any payment with respect to any demands for dissenter's rights with respect to such Disappearing
Company's common stock or offer to settle or settle any such demands.

   2.3 Exchange of Certificates.
       ------------------------

   (a) From and after the Effective Time, each holder of an outstanding certificate or certificates
("Certificates") which represented BF Acquisition
Group common stock or series A preferred stock, FundraisingDirect common stock or Imprints Plus common stock immediately prior to the Effective Time shall have the right to surrender each Certificate to the Acquiror (or at Acquiror's option, another exchange agent to be appointed by Acquiror), and receive in exchange for all Certificates held by such holder a certificate representing the number of whole shares of Acquiror Common Stock or Acquiror Preferred
Stock into which the shares of BF Acquisition Group common stock or series A preferred stock, FundraisingDirect common stock or Imprints Plus common stock evidenced by the Certificates so surrendered shall have been converted pursuant to the provisions of Article II of this Agreement. The surrender of Certificates shall be accompanied by duly completed and executed Letters of Transmittal in such form as may be reasonably specified by Acquiror.
Until surrendered, each outstanding Certificate which prior to the
Effective Time represented shares of BF Acquisition
Group common stock or series A preferred stock,

FundraisingDirect common stock or Imprints Plus common stock shall be deemed for all corporate purposes to evidence ownership of the number of whole shares of Acquiror Common Stock or Acquiror Preferred
Stock into which the shares of BF Acquisition Group common stock or series A preferred stock, FundraisingDirect common stock or Imprints Plus common stock have been converted, subject to applicable dissenter's rights under Delaware Law, Florida Law and Section 2.2, have no other rights.
Subject to dissenter's rights under Delaware Law, Florida Law and Section 2.2, from and after the Effective Time, the holders of shares of BF
Acquisition Group common stock or series A preferred stock, FundraisingDirect common stock or Imprints
Plus common stock shall cease to have any rights in respect of such shares and their rights shall be solely in respect of the Acquiror Common Stock or Acquiror Preferred Stock into which such shares have been converted. From and after the Effective Time, there shall be no further registration of transfers on the records of BF Acquisition Group common stock or series A preferred stock, FundraisingDirect common stock or Imprints Plus common stock outstanding immediately prior to the Effective Time.

   (b) If any shares of Acquiror Common Stock are to be issued in the name of a person other than the person in whose name the Certificate(s) surrendered in exchange therefor is registered, it shall be a condition to the issuance of such shares that (i) the Certificate(s) so surrendered shall be transferable, and shall be properly assigned, endorsed or accompanied by appropriate stock powers, (ii) such transfer shall otherwise be proper and (iii) the person requesting such transfer shall pay Acquiror, or its exchange agent, any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of Acquiror that such taxes have been paid or are not required to be paid.
Notwithstanding the foregoing, neither Acquiror nor any Disappearing Company shall be liable to a holder of shares of any Disappearing Company's common stock for shares of Acquiror Common Stock issuable to such holder pursuant to the provisions of Article II of this Agreement that are delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

   (c) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, the Acquiror shall issue in exchange for such lost, stolen or destroyed Certificate the shares of Acquiror Common Stock issuable in exchange therefor pursuant to the provisions of Article II of this Agreement. The Board of Directors of Acquiror may in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to provide to Acquiror an indemnity agreement against any claim that may be made against Acquiror with respect to the Certificate alleged to have been lost, stolen or destroyed.

   (d) Promptly after the Effective Time, Acquiror shall make available to the transfer agent for exchange in accordance with this Section 2.3, through such reasonable procedures as Acquiror may adopt, the shares of Acquiror Common Stock issuable pursuant to
Section 2.5

   2.4 Distributions with Respect to Unexchanged
       -----------------------------------------
Shares. No dividends or other distributions declared
------
or made after the Effective Time with respect to Acquiror Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Acquiror Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing shares of Acquiror Common Stock issued in exchange therefore, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with record date after the Effective Time previously paid with respect to such shares of Acquiror Common
Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of Acquiror
Common Stock.

   2.5 No Fractional Shares. No certificate or scrip
       --------------------
representing fractional shares of Acquiror Common
Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Acquiror. Notwithstanding any other provision of this Agreement, each holder of shares of a Disappearing Company's common stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Acquiror Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, a whole share resulting from such fractional share being rounded up to the nearest whole share.

   2.6 Tax and Accounting Consequences.
       -------------------------------

   It is intended by the parties hereto that the Merger shall constitute a tax-free transaction within the meaning of Section 368(a) of the Code.

  2.7 Closing Obligations.
      -------------------

   At the Closing:

      (a) Each Disappearing Company will deliver to

Acquiror:

        (i) solely with respect to Imprints Plus Key
      Stockholders, BF Acquisition Group Key
      Stockholders and FundraisingDirect Key
      Stockholders, the Sales Restriction Agreements in the form of Exhibits C-1, C-2 and C-3, executed by each such Stockholder;

        (ii) a copy of the resolutions of each
      Disappearing Company's stockholders and Board of Directors certified by its Secretary, authorizing and approving the execution delivery and performance of this Agreement and the Contemplated Transactions and the acts of the officers and employees of each Disappearing Company in carrying out the terms and provisions hereof; and

        (iii) such other documents as Acquiror may reasonably request for the purpose of (A) enabling its counsel to provide the opinion referred to in Section 2.7(b), (B) evidencing the accuracy of any representation or warranty of the Disappearing Companies, (C) evidencing the performance by the Disappearing Companies of, or the compliance by the Disappearing
      Companies with, any covenant or obligation required to be performed or complied with by the Disappearing Companies, (D) evidencing the satisfaction of any condition referred to in
      Article VIII, or (E) otherwise facilitating the consummation of any of the Contemplated
      Transactions.

      (b)  Acquiror  will  deliver to Imprints  Plus
(except  as indicated otherwise):

        (i) a certificate executed by Acquiror to the effect that, except as otherwise stated in such certificate, each of Acquiror's representations and warranties in this
      Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Effective Time as if made on the Effective Time;

        (ii)  an  opinion of Connolly Bove Lodge  &
      Hutz LLP, dated the Closing Date, in the form of Exhibit D; and

        (iii) such other documents as each
      Disappearing Company may reasonably request for the purpose of (A) evidencing the accuracy of any representation or warranty of Acquiror,
      (B) evidencing the performance by Acquiror of, or the compliance by Acquiror with, any covenant or obligation required to be performed or complied with by Acquiror, (C) evidencing the satisfaction of any condition referred to in
      Article IX, or (D) otherwise facilitating the consummation of any of the Contemplated
      Transactions.

                     ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE
       DISAPPEARING COMPANIES AND THE STOCKHOLDERS
       -------------------------------------------

   3.1.0 Imprints Plus represents and warrants to Acquiror the following.

   3.1.1. Capital Structure. The capitalization of
          -----------------
Imprints Plus consists of 25,000,000 shares of common stock, $0.0001 par value, of which 5,096,628 shares are issued and outstanding. All of the issued and outstanding capital stock of Imprints Plus has been duly authorized and validly issued, and is fully paid and nonassessable, free of preemptive rights, and not subject to any restriction on transfer under the Certificate of Incorporation of Imprints Plus or any agreement to which Imprints Plus is a party or of which Imprints Plus has been given notice. Other than as described on Schedule 2.1(e), there are no outstanding subscriptions, options, warrants, convertible securities, rights, agreements, understandings, or commitments of any kind relating to the subscription, issuance, repurchase, or purchase of capital stock or other securities of Imprints Plus, or obligating Imprints Plus to transfer any additional shares of its capital stock of any class or any other securities.

   3.1.2 Organization and Good Standing. Imprints
         ------------------------------
Plus is duly qualified as a Delaware corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. A true and complete copy of the Certificate of Incorporation of Imprints Plus, each as amended to this date, has been delivered or made available to Acquiror. The minute books of Imprints Plus are current as required by law, contain the minutes of all meetings of the incorporators, Board of Directors, committees of the Board of Directors, and shareholders from the date of incorporation to this date, and adequately reflect all material actions taken by the incorporators, Board of Directors, committees of the Board of Directors, and shareholders of Imprints Plus.
Imprints Plus has no subsidiaries.

   3.1.3 Authorization; Validity. The execution,
         -----------------------
delivery, and performance of this Agreement by Imprints Plus has been duly and validly authorized by all requisite corporate action. This Agreement has been duly and validly executed and delivered by Imprints Plus, and is the legal, valid, and binding obligation of Imprints Plus, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and other laws of general application affecting the enforcement of creditors' rights and by the availability of equitable remedies.

   3.1.4 Consents. Other than is set forth herein, no
         --------
approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by Imprints Plus of the transactions contemplated by this Agreement.

   3.1.5 Litigation. Other than is set forth herein, no
         ----------
litigation is pending or to the knowledge of Imprints
Plus, threatened, to which Imprints Plus is or may become a party.

   3.1.6 Violations. The execution, delivery, or
         ----------
performance of this Agreement does not and will not
(i) with or without the giving of notice or the passage of time, or both, constitute a default under, result in breach of, result in the termination of, result in the acceleration of performance of, require any consent, approval, or waiver, or result in the imposition of any lien or other encumbrance on any property or assets of Imprints Plus under, any agreement, lease, or other instrument to which Imprints Plus is a party or by which any of the property or assets of Imprints
Plus are bound; (ii) violate any permit, license, or approval required by Imprints Plus to own its assets and operate its business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of Imprints Plus's Articles of Incorporation or Bylaws.

   3.1.7 Broker and Finder Fees.  Imprints Plus has
         ----------------------
not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents commissions or other similar payment in connection with this Agreement.

   3.1.8 Financial statements.  Audited financial
         --------------------
statements for the nine months ended September 30, 2004 and year ended December 31, 2003 and unaudited financial statements for the three months ended December 31, 2004 and 2003 have been submitted to the Acquiror.
These statements were prepared according to generally accepted accounting principals. They fairly represent the financial position of Imprints Plus as of the respective dates and the results of its operations for the periods indicated. Since the date of the last balance sheet, there has not been any material change in the financial condition or operations of Imprints Plus. Imprints Plus did not, as of the date of the last balance sheet, have any debt, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due that is not reflected in Imprints Plus' balance sheet.

   3.1.9 Tax Filings.   All tax returns required to
         -----------
be filed with respect to Imprints Plus and its affiliates, or any of their income, properties or operations are in all material respects true, complete and correct and have been duly filed in a timely manner. Further, all taxes attributable to Acquiror and its affiliates that are or were due and payable (without regard to whether such taxes have been assessed) have been paid.

   3.1.10 Survival of Representations and Warranties.
          ------------------------------------------
Each of the representations and warranties in this
Article III shall survive the Closing until the expiration of all applicable statute of limitations periods.

   3.1.11 Registration Statement; Prospectus. The
          ----------------------------------
information supplied by Imprints Plus and/or its Key
Stockholders for inclusion in the S-4 registration statement to be filed with the SEC by Acquiror in connection with the issuance of Acquiror Common Stock and Acquiror Preferred Stock in or as a result of the Merger (as supplemented or amended prior to the Effective Time, the "Registration Statement") shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act contain any untrue statement of a material factor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
The information supplied by Imprints Plus and/or its Key Stockholders for inclusion in the proxy statement or information statement of Imprints Plus and prospectus of Acquiror in connection with the Merger (as supplemented or amended prior to the Effective Time, the "Prospectus") shall not, on the date the Prospectus is first mailed to Imprints Plus'
Stockholders or at the Effective Time contain any untrue statement of a material fact. The proxy statement or information statement relating to this agreement and the Contemplated Transactions (as supplemented or amended prior to the Effective Time) will comply as to form in all material respects with the provisions of all applicable federal and state laws. If, at any time prior to the Effective Time, any event relating to Imprints Plus or any of its affiliates, officers, directors or Stockholders should be discovered by Imprints Plus which is required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, Imprints Plus shall promptly inform
Acquiror. Notwithstanding the foregoing, Imprints
Plus makes no representation or warranty with respect to any information supplied by BF Acquisition Group, FundraisingDirect or Acquiror, or any of their respective Stockholders, that is contained in any of the foregoing documents.

   3.1.12 Certain Proceedings.
          -------------------
   There is no pending proceeding that has been commenced against Imprints Plus and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Imprints Plus' knowledge, no such proceeding has been threatened.

   3.1.13 Disclosure. The representations and
          ----------
warranties of Imprints Plus contained in this Article
III do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make such representations and warranties, in light of the circumstances under which they were made, not misleading.

   3.2.0 FundraisingDirect represents and warrants to Acquiror the following.

   3.2.1. Capital Structure. The capitalization of
          -----------------
FundraisingDirect consists of 20,000,000 shares of common stock, $0.01 par value, of which 39,930 shares are issued and outstanding. All of the issued and outstanding capital stock of FundraisingDirect has been duly authorized and validly issued, and is fully paid and nonassessable, free of preemptive rights, and not subject to any restriction on transfer under the Certificate of Incorporation of FundraisingDirect or any agreement to which FundraisingDirect is a party or of which FundraisingDirect has been given notice. There are no outstanding subscriptions, options, warrants, convertible securities, rights, agreements, understandings, or commitments of any kind relating to the subscription, issuance, repurchase, or purchase of capital stock or other securities of FundraisingDirect, or obligating FundraisingDirect to transfer any additional shares of its capital stock of any class or any other securities.

        3.2.2 Organization and Good Standing.
              ------------------------------
FundraisingDirect is duly qualified as a Delaware corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. A true and complete copy of the Certificate of Incorporation of FundraisingDirect, each as amended to this date, has been delivered or made available to Acquiror. The minute books of FundraisingDirect are current as required by law, contain the minutes of all meetings of the incorporators, Board of Directors, committees of the Board of Directors, and shareholders from the date of incorporation to this date, and adequately reflect all material actions taken by the incorporators, Board of Directors, committees of the Board of Directors, and shareholders of FundraisingDirect. FundraisingDirect has no subsidiaries.

   3.2.3 Authorization; Validity. The execution,
         -----------------------
delivery, and performance of this Agreement by FundraisingDirect has been duly and validly authorized by all requisite corporate action. This
Agreement has been duly and validly executed and delivered by FundraisingDirect, and is the legal, valid, and binding obligation of FundraisingDirect, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and other laws of general application affecting the enforcement of creditors' rights and by the availability of equitable remedies.

   3.2.4 Consents. Other than is set forth herein, no
         --------
approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by
FundraisingDirect of the transactions contemplated by this Agreement.

   3.2.5 Litigation. Other than is set forth herein,
         ----------
no litigation is pending or to the knowledge of FundraisingDirect, threatened, to which
FundraisingDirect is or may become a party.

    3.2.6 Violations. The execution, delivery, or
          ----------
performance of this Agreement does not and will not
(i) with or without the giving of notice or the passage of time, or both, constitute a default under, result in breach of, result in the termination of, result in the acceleration of performance of, require any consent, approval, or waiver, or result in the imposition of any lien or other encumbrance on any property or assets of FundraisingDirect under, any agreement, lease, or other instrument to which FundraisingDirect is a party or by which any of the property or assets of FundraisingDirect are bound;
(ii) violate any permit, license, or approval required by FundraisingDirect to own its assets and operate its business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of FundraisingDirect's Certificate of Incorporation or
Bylaws.

   3.2.7 Broker and Finder Fees.  FundraisingDirect
         ----------------------
has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

   3.2.8 Financial statements.  Audited consolidated
         --------------------
financial statements for the nine months ended
September 30, 2004 and the year ended December 31,
2003 and unaudited consolidated financial statements for the three months ended December 31, 2004 and 2003 have been submitted to the Acquiror. These statements were prepared according to generally accepted accounting principals. They fairly represent the financial position of FundraisingDirect as of the respective dates and the results of its operations for the periods indicated. Since the date of the last balance sheet, there has not been any material change in the financial condition or operations of FundraisingDirect. FundraisingDirect did not, as of the date of the last balance sheet, have any debt, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due that is not reflected in FundraisingDirect's balance sheet.

   3.2.9 Tax Filings.   All tax returns required to
         -----------
be filed with respect to FundraisingDirect and its affiliates, or any of their income, properties or operations are in all material respects true, complete and correct and have been duly filed in a timely manner.
Further, all taxes attributable to Acquiror and its affiliates that are or were due and payable (without regard to whether such taxes have been assessed) have been paid.

   3.2.10 Survival of Representations and Warranties.
          ------------------------------------------
Each of the representations and warranties in this Article
III shall survive the Closing until the expiration of all applicable statute of limitations periods.

   3.2.11 Registration Statement; Prospectus. The
          ----------------------------------
information supplied by FundraisingDirect and/or its Stockholders for inclusion in the Registration Statement shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by
FundraisingDirect and/or its Stockholders for inclusion in the proxy statement or information statement of FundraisingDirect and prospectus of Acquiror in connection with the Merger (as supplemented or amended prior to the Effective Time, the "Prospectus") shall not, on the date the Prospectus is first mailed to FundraisingDirect's
Stockholders or at the Effective Time contain any untrue statement of a material fact. The proxy statement or information statement relating to this agreement and the Contemplated Transactions (as supplemented or amended prior to the Effective Time) will comply as to form in all material respects with the provisions of all applicable federal and state laws. If, at any time prior to the Effective Time, any event relating to FundraisingDirect or any of its affiliates, officers, directors or Stockholders should be discovered by FundraisingDirect which is required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, FundraisingDirect shall promptly inform
Acquiror. Notwithstanding the foregoing,
FundraisingDirect makes no representation or warranty with respect to any information supplied by BF
Acquisition Group, Imprints Plus or Acquiror, or any of their respective Stockholders, that is contained in any of the foregoing documents.

   3.2.12 Certain Proceedings.
          -------------------

   There is no pending proceeding that has been commenced against FundraisingDirect and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To
FundraisingDirect's knowledge, no such proceeding has been threatened.

   3.2.13 Disclosure. The representations and
          ----------
warranties of FundraisingDirect contained in this
Article III do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make such representations and warranties, in light of the circumstances under which they were made, not misleading.

   3.3.0   BF Acquisition Group represents and
warrants to Acquiror the following.

   3.3.1. Capital Structure. The capitalization of BF
          -----------------
Acquisition Group consists of (i) 50,000,000 shares of common stock, $0.001 par value, of which 975,000 shares are issued and outstanding; and (ii) 5,000,000 shares of preferred stock. The board of directors is authorized to provide for the issuance of such preferred stock in classes and series and, by filing the appropriate articles of amendment with the Secretary of State of Florida, is authorized to establish the number of shares to be included in each class and series and the preferences, limitations, and relative rights of each class and series. Of these 5,000,000 shares of preferred stock, 3,000,000 shares are designated as series A preferred stock.
All of the issued and outstanding capital stock of BF
Acquisition Group has been duly authorized and validly issued, and is fully paid and nonassessable, free of preemptive rights, and not subject to any restriction on transfer under the Articles of Incorporation or Bylaws of BF Acquisition Group or any agreement to which BF Acquisition Group is a party or of which BF Acquisition Group has been given notice. There are no outstanding subscriptions, options, warrants, convertible securities, rights, agreements, understandings, or commitments of any kind relating to the subscription, issuance, repurchase, or purchase of capital stock or other securities of BF
Acquisition Group, or obligating BF Acquisition Group to transfer any additional shares of its capital stock of any class or any other securities.

   3.3.2 Organization and Good Standing. BF
         ------------------------------
Acquisition Group is duly qualified as a Florida corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. A true and complete copy of the Articles of Incorporation of BF Acquisition Group, each as amended to this date, has been delivered or made available to Acquiror. The minute books of BF
Acquisition Group are current as required by law, contain the minutes of all meetings of the incorporators, Board of Directors, committees of the Board of Directors, and shareholders from the date of incorporation to this date, and adequately reflect all material actions taken by the incorporators, Board of Directors, committees of the Board of Directors, and shareholders of BF Acquisition Group.
Other than FundraisingDirect, BF Acquisition Group has no subsidiaries.

   3.3.3 Authorization; Validity. The execution,
         -----------------------
delivery, and performance of this Agreement by BF
Acquisition Group has been duly and validly authorized by all requisite corporate action. This
Agreement has been duly and validly executed and delivered by BF Acquisition Group, and is the legal, valid, and binding obligation of BF Acquisition
Group, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and other laws of general application affecting the enforcement of creditors' rights and by the availability of equitable remedies.

   3.3.4 Consents. Other than is set forth herein, no
         --------
approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by BF Acquisition
Group of the transactions contemplated by this Agreement.

   3.3.5 Litigation. Other than is set forth herein,
         ----------
no litigation is pending or to the knowledge of BF
Acquisition Group, threatened, to which BF
Acquisition Group is or may become a party.

    3.3.6 Violations. The execution, delivery, or
          ----------
performance of this Agreement does not and will not
(i) with or without the giving of notice or the passage of time, or both, constitute a default under, result in breach of, result in the termination of, result in the acceleration of performance of, require any consent, approval, or waiver, or result in the imposition of any lien or other encumbrance on any property or assets of BF Acquisition Group under, any agreement, lease, or other instrument to which BF
Acquisition Group is a party or by which any of the property or assets of BF Acquisition Group are bound;
(ii) violate any permit, license, or approval required by BF Acquisition Group to own its assets and operate its business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of BF
Acquisition Group's Articles of Incorporation or
Bylaws.

   3.3.7 Broker and Finder Fees.  BF Acquisition
         ----------------------
Group has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

   3.3.8 Reports and Financial Statements.  Other
         --------------------------------
than as set forth herein, from September 30, 2004 to
the date hereof, except where failure to do so did
not and would not have a material adverse effect on
BF Acquisition Group, BF Acquisition Group has filed
all reports, registrations and statements, together
with any required amendments thereto, that it was
required to file with the SEC, including, but not
limited to, Forms 10-KSB, Forms 10-QSB, Forms 8-K and
Proxy Statements (collectively the "BF Acquisition
Group's Reports").  BF Acquisition Group has
furnished or will furnish to FundraisingDirect,
Imprints Plus and Acquiror (and the Shareholders upon
the request of Shareholders) copies of all BF
Acquisition Group's Reports filed with the SEC since
April 2002.  As of their respective dates (but taking
into account any amendments filed prior to the date
of this Agreement), the BF Acquisition Group's
Reports (other than the financial statements included
therein) complied in all material respects with all
the rules and regulations promulgated by the SEC and
did not contain any untrue statement of material fact
or omit to state a material fact required to be
stated therein or necessary to make the statements
therein, in light of the circumstances under which
they were made, misleading.  The financial statements
of BF Acquisition Group included in the BF
Acquisition Group's Reports complied as to form in
all material respects with applicable accounting
requirements and the published rules and regulations
of the SEC with respect thereto, were prepared in
accordance with GAAP consistently applied during the
periods presented (except, as noted therein, or, in
the case of unaudited statements, as permitted by
Form 10-QSB of the SEC) and fairly present (subject,
in the case of unaudited statements, to normal audit
adjustments) the financial position of BF Acquisition
Group and its consolidated subsidiaries as of the
date thereof and the results of their operations and
their cash flows for the periods then ended.
   3.3.9 Financial statements.  Audited consolidated
         --------------------
financial statements for the nine months ended
September 30, 2004 and the year ended December 31,
2003 and unaudited consolidated financial statements for the three months ended December 31, 2004 and 2003 have been submitted to Acquiror. These statements were prepared according to generally accepted accounting principals. They fairly represent the financial position of BF Acquisition Group as of the respective dates and the results of its operations for the periods indicated. Since the date of the last balance sheet, there has not been any material change in the financial condition or operations of BF
Acquisition Group other than as described in the BF Acquisition Group SEC Reports (as defined in section 3.3.10 below). BF Acquisition Group did not, as of the date of the last balance sheet, have any debt, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due that is not reflected in BF Acquisition Group's balance sheet.

   3.3.10 BF Acquisition Group SEC Filings.
          --------------------------------

   BF Acquisition Group has filed all forms, reports and documents required to be filed by BF Acquisition
Group with the SEC since September 30, 2004, and has made available to FundraisingDirect, Imprints Plus and Acquiror (and the Shareholders upon the request of Shareholders) all such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that BF Acquisition Group may file subsequent to the date hereof) are referred to herein as the "BF
Acquisition Group SEC Reports." As of their respective dates, the BF Acquisition Group SEC
Reports (i) were or will be prepared in accordance with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and (ii) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements contained in the BF Acquisition
Group Documents, together with the notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods indicated
(except as may be indicated in the notes thereto, or, in the case of the unaudited financial statements, as permitted by Form 10Q), and present fairly the consolidated financial condition of BF Acquisition
Group at their respective dates and the consolidated results of operations and cash flows of BF
Acquisition Group for the periods then ended.

   3.3.11 Tax Filings.  All tax returns required to
          -----------
be filed with respect to BF Acquisition Group and its affiliates, or any of their income, properties or operations are in all material respects true, complete and correct and have been duly filed in a timely manner. Further, all taxes attributable to BF
Acquisition Group and its affiliates that are or were due and payable (without regard to whether such taxes have been assessed) have been paid.

   3.3.12 Survival of Representations and Warranties.
          ------------------------------------------
Each of the representations and warranties in this Article
III shall survive the Closing until the expiration of all applicable statute of limitations periods.

   3.3.13 Registration Statement; Prospectus. The
          ----------------------------------
information supplied by BF Acquisition Group and/or its Stockholders for inclusion in the Registration
Statement shall not at the time the Registration
Statement is filed with the SEC and at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by BF
Acquisition Group and/or its Stockholders for inclusion in the proxy statement or information statement of Acquiror and prospectus of Acquiror in connection with the Merger (as supplemented or amended prior to the Effective Time, the "Prospectus") shall not, on the date the Prospectus is first mailed to BF Acquisition Group's
Stockholders or at the Effective Time contain any untrue statement of a material fact. The proxy statement or information statement relating to this agreement and the Contemplated Transactions (as supplemented or amended prior to the Effective Time) will comply as to form in all material respects with the provisions of all applicable federal and state laws. If, at any time prior to the Effective Time, any event relating to BF Acquisition Group or any of its affiliates, officers, directors or Stockholders should be discovered by BF Acquisition Group which is required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, BF Acquisition Group shall promptly inform
Acquiror. Notwithstanding the foregoing, BF
Acquisition Group makes no representation or warranty with respect to any information supplied by Imprints
Plus or Acquiror, or any of their respective
Stockholders, that is contained in any of the foregoing documents.

   3.3.14 Certain Proceedings.
          -------------------

   There is no pending proceeding that has been commenced against BF Acquisition Group and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To BF Acquisition
Group's knowledge, no such proceeding has been threatened.

   3.3.15  Disclosure. The representations and
           ----------
warranties of BF Acquisition Group contained in this Article III do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make such representations and warranties, in light of the circumstances under which they were made, not misleading.

   3.4.0 Each Stockholder severally represents and warrants to the Acquiror as follows:

   3.4.1 Acquiring For Their Own Account. The
         -------------------------------
Stockholder is acquiring the shares of Acquiror stock to be received by it as contemplated by this Agreement for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such shares of Acquiror stock, but subject, nevertheless, to any requirement of law that the disposition of the Stockholders' property shall at all times be within the Stockholders' control, and without prejudice to the Stockholders' right at all times to sell or otherwise dispose of all or any part of such shares of Acquiror Stock under a registration statement filed with and declared effective by the SEC under the Securities Act or under an exemption from said registration available under the Securities
Act.

   3.4.2 Authorization. The Stockholder has full
         -------------
power and legal right and authority to execute and deliver this Agreement and to perform its obligations hereunder.

   3.4.3 Binding Obligation. The Stockholder has
         ------------------
taken all action necessary for the authorization, execution, delivery, and performance of this Agreement and its obligations hereunder, and, upon execution and delivery by the Acquiror, this Agreement shall constitute the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

   3.4.4 Investment Sophistication. The Stockholder
         -------------------------
has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of its investment in the Acquiror as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. The Stockholder has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Acquiror concerning the terms and conditions of this Agreement and the receipt of the shares of Acquiror stock contemplated hereby.

   3.4.5 No Violations. The Stockholder is not in
         -------------
material violation of any applicable federal, state or local laws, rules or regulations, including, without limitation, federal or state securities laws, rules or regulations, and the receipt by it of shares of Acquiror stock as contemplated by this Agreement will not result in a material violation by it of any applicable state securities laws, rules and regulations applicable to it by virtue of the state of its organization or domicile (as applicable), the location of its offices or residence (as applicable) or its assets or the nature and/or location of its business operations.

                   ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF ACQUIROR
    ------------------------------------------

   The Acquiror represents and warrants to each of the Disappearing Companies the following.

   4.1 Capital Structure. The capitalization of
       -----------------
Acquiror consists of (i) 50,000,000 shares of common stock, $0.001 par value, of which 100 shares are issued and outstanding; (ii) 5,000,000 shares of series A preferred stock; $0.50 par value, which have identical rights and preferences to the BF Acquisition
Group series A preferred stock described in section
3.3.1, of which no shares are issued and outstanding;
and (ii) 20,000,000 shares of preferred stock, of which no shares are issued and outstanding. The board of directors is authorized to provide for the issuance of such preferred stock in classes and series and, by filing the appropriate articles of amendment with the Secretary of State of Delaware, is authorized to establish the number of shares to be included in each class and series and the preferences, limitations, and relative rights of each class and series. There are no outstanding subscriptions, options, warrants, convertible securities, rights, agreements, understandings, or commitments of any kind relating to the subscription, issuance, repurchase, or purchase of capital stock or other securities of Acquiror, or obligating Acquiror to transfer any additional shares of its capital stock of any class or any other securities.

   4.2 Organization and Good Standing. Acquiror is a
       ------------------------------
newly formed corporation. Acquiror is duly qualified as a Delaware corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. A true and complete copy of the Certificate of Incorporation and Bylaws of Acquiror, each as amended to this date, has been delivered or made available to each Disappearing Company. The minute books of Acquiror are current as required by law, contain the minutes of all meetings of the incorporators, Board of Directors, and committees of the Board of Directors from the date of incorporation to this date, and adequately reflect all material actions taken by the incorporators, Board of Directors, and committees of the Board of Directors. Acquiror has no subsidiaries.

   4.3 Authorization; Validity. The execution, delivery,
       -----------------------
and performance of this Agreement by Acquiror has been duly and validly authorized by all requisite corporate action. This Agreement has been duly and validly executed and delivered by Acquiror, and is the legal, valid, and binding obligation of Acquiror, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and other laws of general application affecting the enforcement of creditors' rights and by the availability of equitable remedies.

   4.4 Consents. Other than is set forth herein, no
       --------
approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by Acquiror of the transactions contemplated by this Agreement.

   4.5 Litigation. Other than is set forth herein, no
       ----------
litigation is pending or to the knowledge of Acquiror, threatened, to which Acquiror is or may become a party.

   4.6 Violations. The execution, delivery, or
       ----------
performance of this Agreement does not and will not
(i) with or without the giving of notice or the passage of time, or both, constitute a default under, result in breach of, result in the termination of, result in the acceleration of performance of, require any consent, approval, or waiver, or result in the imposition of any lien or other encumbrance on any property or assets of Acquiror under, any agreement, lease, or other instrument to which Acquiror is a party or by which any of the property or assets of Acquiror are bound; (ii) violate any permit, license, or approval required by Acquiror to own its assets and operate its business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of Acquiror's Certificate of Incorporation or Bylaws.

   4.7 Broker and Finder Fees. Acquiror and its
       ----------------------
officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement, and will indemnify and hold Stockholders harmless from any such payment alleged to be due by or through Acquiror as a result of the action of Acquiror or its officers or agents.

   4.8 Survival of Representations and Warranties.
       ------------------------------------------
Each of the representations and warranties in this
Article IV shall survive the Closing until the expiration of all applicable statute of limitations periods.

   4.9 Certain Proceedings.
       -------------------

   There is no pending proceeding that has been commenced against Acquiror and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated
Transactions. To Acquiror's knowledge, no such proceeding has been threatened.

   4.10 Registration Statement; Prospectus.
        ----------------------------------

The information supplied by Acquiror for inclusion in the Registration Statement shall not at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities
Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied by Acquiror for inclusion in the information statement and Prospectus shall not, on the date the Prospectus is first mailed to the Stockholders or at the Effective Time contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The information statement relating to the Contemplated Transactions (as supplemented or amended prior to the Effective Time) and the Prospectus will comply as to form in all material respects with the provisions of the Securities Act, the Exchange Act, and the rules and regulations thereunder. If at any time prior to the Effective Time, any event relating to Acquiror or any of its affiliates, officers or directors should be discovered by Acquiror which is required to be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, Acquiror shall promptly inform each of the Disappearing Companies and shall prepare and cause to be filed such amendment or supplement. Notwithstanding the foregoing, Acquiror makes no representation or warranty with respect to any information supplied by the Disappearing Companies or the Stockholders that is contained in any of the foregoing documents.

    4.11 Issuance of Acquiror Common Stock and Preferred
          ----------------------------------------------
Stock.
-----

   Acquiror has a sufficient number of shares of authorized but unissued shares (or shares held in treasury) of Acquiror Common Stock and Preferred
Stock to allow it to issue all shares of Acquiror
Common Stock and Preferred Stock required to be issued or reserved for issuance pursuant to Section
2.1 and has taken or will, prior to the Closing Date, take such actions as are required to reserve such shares for issuance as required under Section 2.1.

   4.12 Disclosure.
        ----------

   The representations and warranties of Acquiror contained in this Article IV do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make such representations and warranties, in light of the circumstances under which they were made, not misleading.

                   ARTICLE V
  COVENANTS OF EACH DISAPPEARING COMPANY PRIOR TO
                  CLOSING DATE
  -----------------------------------------------

   5.1 Conduct Pending Closing. Except as may otherwise
       -----------------------
be consented to or approved in writing by Acquiror, each Disappearing Company agrees that from the date of this Agreement and until the Closing that the business of each such company shall be conducted only in the ordinary course consistent with past practices.

   5.2 Confidentiality. Except as may otherwise be
       ---------------
consented to or approved in writing by Acquiror, each Disappearing Company agrees that from the date of this Agreement and until the Closing that each Disappearing
Company shall keep the provisions of this Agreement confidential and will not disclose its provisions to any person, excluding their accountants, attorneys, and other professionals with whom they conducts business and to whom such disclosure is reasonably necessary; provided, however, that such persons shall be advised of the confidential nature of this Agreement at the time of such disclosure.

    5.3 Written Consent. By the Closing Date, each
        ---------------
Disappearing Company shall have obtained the written consent of a majority of the shares of their respective companies entitled to vote on the matter consenting to the Merger, this Agreement and the Contemplated Transactions.

   5.4 Record Date; Notice of Appraisal Rights. Each
       ---------------------------------------
Disappearing Companies' Board of Directors shall fix as the record date for determination of their Stockholders entitled to notice or to vote on the same a date that is on or within ten (10) days after the date on which the Board of Directors shall have approved the Merger, this Agreement and the Contemplated Transactions. Each Disappearing Company shall mail notices to the Stockholders not more than ten (10) days after such record date advising the Stockholders of the taking of action by written consent approving the Merger, this Agreement and the Contemplated Transactions, and notifying the
Stockholders of the availability of appraisal rights in accordance with Delaware Law and Florida Law.

   5.5 Best Efforts. Between the date of this Agreement
       ------------
and the Closing Date, each Disappearing Company will
use their Best Efforts to cause the conditions in
Articles VIII and IX to be satisfied.
                   ARTICLE VI
   COVENANTS OF ACQUIROR PRIOR TO CLOSING DATE
   -------------------------------------------

   6.1 Conduct Pending Closing. Except as may
       -----------------------
otherwise be consented to or approved in writing by each Disappearing Company, Acquiror agrees that from the date of this Agreement and until the Closing that the business of Acquiror shall be conducted only in the ordinary course consistent with past practices.

   6.2 Stock Options.
       -------------

      (a) At the Effective Time, each outstanding
Imprints Plus Option under Imprints Plus Option Plan, whether vested or unvested, shall be assumed by Acquiror and deemed to constitute an option (a "New
Acquiror Option") to acquire, on the same terms and conditions as were applicable under Imprints Plus
Option Plan, the same amount of cash and the same number of shares of Acquiror Common Stock as the holder of such Imprints Plus Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded down to the nearest whole number). The exercise price per share
(including the cash payment) shall equal (i) the aggregate exercise price for the shares of Imprints
Plus Common Stock otherwise purchasable pursuant to such Imprints Plus Option divided by (ii) the number of full shares of Acquiror Common Stock deemed purchasable pursuant to such New Acquiror Option in accordance with the foregoing; provided, however, that in the case of any Imprints Plus Option to which
Section 422 of the Code applies ("Incentive Stock
Options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be determined in order to comply with Section 424(a) of the Code. The term, exercisability, vesting schedule, acceleration events, status as an "incentive stock option" under Section 422 of the Code, if applicable and all of the other terms of the option shall otherwise remain unchanged.

      (b) As soon as practicable after the Effective
Time, Acquiror shall deliver to the participants in Imprints Plus Option Plan appropriate notice setting forth such participants' rights pursuant thereto and the grants pursuant to Imprints Plus Option Plan shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 6.2 after giving effect to the Merger).
Acquiror shall comply with the terms of Imprints Plus
Option Plan and use Best Efforts to ensure, to the extent required by, and subject to the provisions of, such Imprints Plus Option Plan and Sections 422 and 424(a) of the Code, that Imprints Plus Options which qualified as Incentive Stock Options prior to the Effective Time continue to qualify as incentive stock options after the Effective Time.

      (c) In the event any New Acquiror Options are cancelled after the Effective Time without having been fully exercised, (i) Acquiror shall be entitled to retain the amount of cash that would have been payable by the Acquiror upon exercise of such cancelled New Acquiror Options and the Stockholders shall have no right to receive any portion of such cash, and (ii) the shares reserved for issuance upon exercise of such New Acquiror Options shall no longer be reserved and the Stockholders shall have no right to receive any portion of such shares.

   6.3 Confidentiality. Except as may otherwise be
       ---------------
consented to or approved in writing by each Disappearing
Company, Acquiror agrees that from the date of this Agreement and until the Closing, Acquiror shall keep the provisions of this Agreement confidential and will not disclose its provisions to any person, excluding
Acquiror's accountants, attorneys, and other professionals with whom Acquiror conducts business and to whom such disclosure is reasonably necessary;
provided, however, that such persons shall be advised of the confidential nature of this Agreement at the time of such disclosure.

   6.4 Best Efforts.
       ------------

   Except as set forth in the proviso to Section 6.1, between the date of this Agreement and the Closing Date, Acquiror will use its Best Efforts to cause the conditions in Articles VIII and IX to be satisfied.

                    ARTICLE VII
               ADDITIONAL AGREEMENTS
               ---------------------
   7.1  Prospectus; Registration Statement; Other
       ------------------------------------------
Filings:  Board Recommendations.
-------   ----------------------

      (a) As promptly as practicable after the execution of this Agreement, Acquiror will prepare and file with the SEC the Registration Statement, which shall include a preliminary proxy statement or information statement of the Disappearing Companies relating to the Merger, to the extent required by law, as well as the Prospectus of Acquiror. Each of the Disappearing Companies and Acquiror will respond to any comments of the SEC and will use its respective commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Each Disappearing Company will cause the proxy statement or information statement to be mailed to its stockholders at the earliest practicable time after the Registration Statement is declared effective by the SEC. As promptly as practicable after the date of this Agreement, each of the Disappearing Companies and Acquiror will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other federal, foreign or Blue Sky or related laws relating to the Merger and the transactions contemplated in this Agreement (the "Other Filings").
Each of the Disappearing Companies and Acquiror will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration
Statement, the Prospectus or any Other Filing or for additional information, oral or written, and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Registration
Statement, the Prospectus, the Merger or any Other
Filing. Each of the Disappearing Companies and
Acquiror will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 7.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Prospectus, the Registration
Statement or any Other Filing, the Disappearing

Companies or Acquiror, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Disappearing Companies and Acquiror, such amendment or supplement

      (b) The Disappearing Companies shall prepare a proxy statement or information statement containing the information required under Delaware Law or Florida Law with respect to the Contemplated
Transactions. Such proxy statement or information statement will be mailed to the Stockholders promptly
(but in no event more than three business days) after the Registration Statement is declared effective by the SEC.

   7.2 Filing Of Form S-8.
       ------------------

   As soon as practicable following the Effective
Time, Acquiror shall file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Acquiror Common Stock subject to New Acquiror Options and shall use its reasonable efforts to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such New Acquiror Options remain outstanding.

   7.3 Imprints Plus Employees.
       -----------------------

   Immediately following the Effective Time, Acquiror shall retain substantially all employees of Imprints
Plus who are employed at the Effective Time as employees-at-will (except to the extent that such employees are parties to contracts providing for other employment terms, in which case such employees shall be retained in accordance with the terms of such contracts) and shall make available to such employees employee benefits comparable to those provided by Imprints Plus prior to the effective time. Acquiror shall give employees of Imprints Plus credit for their respective periods of employment with Imprints Plus prior to the Effective Time for purposes of determining their eligibility for and level of participation in any employee benefit program, plan or arrangement which Acquiror adopts, maintains or contributes to following the Effective
Time.

   7.4 Compliance with Rule 145.
       ------------------------

   For as long as (i) Acquiror is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act and (ii) any affiliate (as defined for purposes of Rule 145 under the Securities Act) of any Disappearing Company holds shares of Acquiror Common
Stock issued in the Merger (but not for a period in excess of two years from the Effective Time), Acquiror shall file with the SEC or otherwise make publicly available all information about Acquiror required pursuant to Rule 144(c) under the Securities
Act to enable such affiliate to resell such shares under the provisions of Rule 145(d) under the Securities Act; provided that this covenant shall terminate with respect to any such affiliate at such time as such all Acquiror Common Stock held by such affiliate that was received by such affiliate in the Merger can be sold without registration in any three
(3)-month period without violating the volume limitations of Section 145.

                  ARTICLE VIII
CONDITIONS PRECEDENT TO ACQUIROR'S OBLIGATION TO CLOSE
------------------------------------------------------

Acquiror's obligation to pay the Merger Consideration on the Closing Date and to consummate the other
Contemplated Transactions at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Acquiror, in whole or in part):

   8.1 Accuracy Of Representations.  (a) Each of the
       ---------------------------
Disappearing Companies' representations and warranties in this Agreement must have been true, complete and correct in all respects as of the date of this Agreement, and must be true, complete and correct in all material respects as of the Closing
Date as if made on the Closing Date, without giving effect to any supplement to their disclosure schedule, if any; provided that any representation or warranty qualified by the term "material" or words to such effect, or otherwise qualified as to materiality, shall be true, complete and correct on the Closing Date in accordance with the terms thereof. (b) To the extent that such representations and warranties are not true, complete and correct in all material respects as of the Closing Date as if made on the Closing Date (subject to the proviso contained in the last sentence of Section 8.1(a)), any inaccuracies in such representations and warranties, individually or in the aggregate, shall not have given rise to a material adverse effect on any Disappearing Company.

   8.2 Stockholders' Performance.  All of the
       -------------------------
covenants and obligations that each Disappearing
Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing
(considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

   8.3 Consents. Any consent identified herein of any
       --------
Disappearing Company must have been obtained and must be in full force and effect.

   8.4 Delivery of Closing Documents. Each of the
       -----------------------------
documents set forth in Section 2.7(a) must have been delivered to Acquiror.

   8.5 No Proceedings. Since the date of this
       --------------
Agreement, there must not have been commenced or threatened against Acquiror, or against any person affiliated with Acquiror, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated
Transactions.

   8.6 No Claim Regarding Stock Ownership Or Sale
       ------------------------------------------
Proceeds.
--------
There must not have been made or threatened by any person any claim asserting that such person (a) is the holder or the beneficial owner of any stock of a Disappearing Company (other than a stockholder), (b) has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Disappearing Companies, or (c) is entitled to all or any portion of the Merger Consideration.

   8.7 No Prohibition. Neither the consummation nor
       --------------
the performance of any of the Contemplated
Transactions and the other covenants and obligations contemplated hereby will, directly or indirectly
(with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Acquiror or any person affiliated with Acquiror to suffer any material adverse consequence under, any applicable legal requirement or order.

   8.8 Stockholder and Board Approval. All action
       ------------------------------
required to be taken by the Board of Directors of each of the Disappearing Companies to authorize the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions shall have been duly and validly taken by the Board of Directors of each of the Disappearing Companies.
Additionally, at least a majority of the shares of each of the Disappearing Companies entitled to vote thereon shall have executed a written consent approving this Agreement and the Contemplated
Transactions.

   8.9 Record Date; Notice of Appraisal Rights. The
       ---------------------------------------
Board of Directors of each of the Disappearing
Companies shall have fixed as the record date for determination of the stockholders entitled to notice or to vote in accordance with applicable Delaware Law and Florida Law. Notice shall have been mailed to the stockholders not more than ten (10) days after such record date advising the stockholders of the taking of action by written consent approving the Merger, this Agreement and the Contemplated Transactions, and notifying the Stockholders of the availability of appraisal rights in accordance with Section 262(d)(2) of Delaware law.

   8.10 No Injunction. There must not be in effect
        -------------
any legal requirement or any injunction or other order that (a) prohibits any of the Contemplated
Transactions, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement; provided, however, that Acquiror shall have used its commercially reasonable efforts to prevent the entry of any such injunction or order and to appeal as promptly as possibly any such injunction or order that may be entered.

   8.11 Effectiveness of Form S-4 Registration
        --------------------------------------
Statement. The Registration Statement shall have been
---------
declared effective by the SEC in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration
Statement shall have been issued by the SEC, and no proceeding for that purpose shall have been initiated or threatened by the SEC or any state securities administrator. Any request for additional information of any of the Disappearing Companies or any of the stockholders on the part of the SEC shall have been complied with to the reasonable satisfaction of the Acquiror.

   8.12 Dissenting Shares. As of the Effective Time,
        -----------------
Stockholders holding no more than twenty percent
(20%) of each of any Disappearing Company's common stock, in the aggregate (as of the record date for purposes of determining the Stockholders of any Disappearing Company entitled to receive notice of their appraisal rights in accordance with Delaware
Law or Florida Law, as applicable), shall have delivered to any Disappearing Company written notice of their intent to demand payment for their shares of such Disappearing Company's common stock.

                  ARTICLE IX
  CONDITIONS PRECEDENT TO EACH DISAPPEARING
        COMPANY'S OBLIGATION TO CLOSE
        -----------------------------

   Each Disappearing Company's obligation to take the actions required to be taken by each Disappearing
Company at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by any Disappearing Company, in whole or in part):

   9.1 Accuracy Of Representations.
       ---------------------------

      (a) Each of Acquiror's representations and warranties in this Agreement must have been true, complete and correct in all respects as of the date of this Agreement, and must be true, complete and correct in all material respects as of the Closing
Date as if made on the Closing Date, without giving effect to any supplement to the Acquiror disclosure schedule; provided that any representation or warranty qualified by the term "material" or words to such effect, or otherwise qualified as to materiality, shall be true, complete and correct on the Closing Date in accordance with the terms thereof.

      (b) To the extent that such representations and warranties are not true, complete and correct in all material respects as of the Closing Date as if made on the Closing Date (subject to the proviso contained in the last sentence of Section 9.1(a)), any inaccuracies in such representations and warranties, individually or in the aggregate, shall not have given rise to a material adverse effect on Acquiror.

    9.2 Acquiror's Performance.
        ----------------------

      (a) All of the covenants and obligations that Acquiror is required to perform or to comply with pursuant to this Agreement at or prior to the Closing
(considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

    (b) Acquiror must have delivered each of the documents required to be delivered by Acquiror pursuant to Section 2.7.

   9.3 Tax Opinion. Each Disappearing Company shall
       -----------
have received an opinion of Connolly Bove Lodge & Hutz
LLP as to the tax-free nature of the equity portion of the Merger Consideration.

   9.4 Delivery of Closing Documents. Each of the
       -----------------------------
documents set forth in Section 2.7(b) must have been delivered to each of the Disappearing Companies.

                    ARTICLE X
                   TERMINATION
                   -----------

   10.1 Termination Events. This Agreement may, by
        ------------------
notice given prior to or at the Closing, be terminated:

      (a) by either Acquiror or any Disappearing Company if material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived or cured;

       (b) (i) by Acquiror if any of the conditions in
Article VIII has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of

Acquiror to comply with its obligations under this Agreement) and Acquiror has not waived such condition on or before the Closing Date; or (ii) by any Disappearing Company, if any of the conditions in
Article IX has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Imprints Plus to comply with their obligations under this Agreement) and each of the Disappearing
Companies has not waived such condition on or before the Closing Date; or

      (c)   by  mutual  consent  of  Acquiror  and
each  of  the Disappearing Companies.

   10.2 Effect Of Termination.
        ---------------------

      (a) Each party's right of termination under
Section 10.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 12.1 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                    ARTICLE XI
             INTENTIONALLY LEFT BLANK
             ------------------------

                   ARTICLE XII
                GENERAL PROVISIONS
                ------------------

   12.1 Expenses.  Except as otherwise expressly
        --------
provided in this Agreement, Imprints Plus will bear the expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants.

   12.2 Further Assurances. The parties agree (a) to
        ------------------
furnish upon request to each other such further information,
(b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

   12.3 Waiver. The rights and remedies of the
        ------
parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

   12.4 Entire Agreement And Modification. This
        ---------------------------------
Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

   12.5 Disclosure Schedules. In the event of any
        --------------------
inconsistency between the statements in the body of this Agreement and those in the disclosure schedules
(other than an exception expressly set forth as such in the disclosure schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

   12.6 Assignments, Successors, And No Third-Party
        -------------------------------------------
Rights.  Neither Party may assign any of its rights under
------
Agreement without the prior consent of the other parties except that Acquiror may assign any of its rights (but not its obligations) under this Agreement to any Subsidiary of Acquiror. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. Except as expressly provided herein, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

   12.7 Severability. If any provision of this
        ------------
Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

   12.8 Section Headings, Construction. The headings
        ------------------------------
of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

   12.9 Time Of Essence. With regard to all dates and
        ---------------
time periods set forth or referred to in this Agreement, time is of the essence.

   12.10 Governing Law. This Agreement will be
         -------------
governed by the laws of the State of Delaware without regard to conflicts of laws principles.

   12.11 Counterparts. This Agreement may be executed
         ------------
in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

   12.12 Joint Preparation. This Agreement has been
         -----------------
prepared and extensively negotiated by all parties hereto with the assistance and input of their respective attorneys, and therefore no ambiguity herein shall be construed for or against any party based upon the identity of the author of this Agreement or any portion hereof.

   IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


ATTEST:                            IPI FUNDRAISING, INC.,


By:/s/Justin DiNorscia             By:/s/ Justin DiNorscia
   ------------------------           ---------------------------
                                      Justin DiNorscia, President



                                   BF ACQUISITION GROUP III, INC.,

By:/s/Justin DiNorscia             By:/s/ Justin DiNorscia
   ------------------------           ---------------------------
                                      Justin DiNorscia, President

                                   FUNDRAISINGDIRECT.COM, INC.,


By:/s/Justin DiNorscia             By:/s/ Justin DiNorscia
   ------------------------           ---------------------------
                                      Justin DiNorscia, President



                                   IMPRINTS PLUS, INC.,


By:/s/Justin DiNorscia             By:/s/ Justin DiNorscia
   ------------------------           ---------------------------

                                      Justin DiNorscia, President



            [See Counterpart Signature Pages Attached]

                COUNTERPART SIGNATURE PAGE
                            TO
               AGREEMENT AND PLAN OF MERGER
              (the "Merger Agreement") dated
                     February 8, 2005
                     between and among
                  IPI Fundraising, Inc.;
             BF Acquisition Group III, Inc.;
               FundraisingDirect.com, Inc.;
                   Imprints Plus, Inc.;
                           and
            the Shareholders whose signatures
    appear on the Counterpart Signature Pages thereto
    -------------------------------------------------


 By execution of this Counterpart Signature Page and upon acknowledgment by IPI Fundraising, Inc.; BF Acquisition Group III, Inc.; FundraisingDirect.com, Inc.; and Imprints Plus, Inc.; the undersigned agrees to become a party to and be bound by the terms of the Merger Agreement, and the undersigned shall be deemed a "Stockholder" under the Merger Agreement.


[Individuals]                     [Entities]
_______________________________   _______________________________


                                  By:____________________________
Name: _________________________   Name:__________________________

                                  Title:_________________________

                                  Date:__________________________
Date:__________________________



                       ACKNOWLEDGMENT:
                       ---------------

  IPI Fundraising, Inc.; BF Acquisition Group III, Inc.;
FundraisingDirect.com, Inc.; and Imprints Plus, Inc.;
hereby acknowledges execution of this Counterpart
Signature Page by the above Shareholder(s).

IPI FUNDRAISING, INC.                   BF ACQUISITION GROUP III, INC.


By:____________________________         By:____________________________
   Justin DiNorscia, President             Justin DiNorscia, President


FUNDRAISINGDIRECT.COM, INC.             IMPRINTS PLUS, INC.


By:____________________________         By:____________________________
   Justin DiNorscia, President             Justin DiNorscia, President

                       Schedule 2.1(e)
                       ---------------
                   Imprints Plus Options


Employees           Options vest 25% every 12 months
                    beginning May 1, 2005

                               @$0.50
                               ------

Angelo DiNorscia              100,000

Giacomo Bonvetti              200,000

Thomas P. Hynson              160,000

Kimberly Suchanec              16,000

Geraldine Blessing             16,000

Cherie L. Pearlman             16,000

Gail C. French                 32,000

Lynda McCollum                 16,000

James McCollum                 16,000

Paula Heath                    16,000

Robert A. Edgar                16,000

Thomas M. Orga                 28,000

Joseph T. Drennan              50,000

Bradley S. Cantwell            50,000

                              -------

Total                         732,000

                               @$1.00
                               ------


Frank Moraff                   40,000

Richard Lynch                  40,000

Cheryl Daley                   40,000
                              -------

Total                         120,000

                                                                Exhibit A
                                                                ---------

                             Stockholders

Imprints Plus Key Stockholders
------------------------------

DiNorscia, Justin P.
DiNorscia, Diane
Hynson, Thomas P.
Bonvetti, Giacomo
Cantwell, Bradley S.
Drennan, Joseph T.

BF Acquisition Group Key Stockholders
-------------------------------------

DiNorscia Justin P.
DiNorscia, Diane
Colucci, William R

FundraisingDirect Key Stockholders
----------------------------------

BF Acquisition Group III, Inc.

Significant Stockholders
------------------------
DiEmidio, Joseph                        BF Acquisition Group IV, Inc
Four Mile Partnership I                 Bonvetti, Domenick II
Gregory, Russell                        Bonvetti, Giacomo
Houghton, Charles                       Caputo, Dan, Jr.
Iacono, Leonard F                       Caputo,  Jeffery: Dan Caputo c/f
Klein, Kenneth J & Janet C              Caputo, Laura:  Dan Caputo c/f
Pierce, Brian C & Shirley A             Caputo, Michael
Quill, Leonard                          Delcon Holdings, Inc
Stella, Robert M                        DiNorscia, Angelo
Caputo, Robert                          DiNorscia, Diane
Szczepanski, Lucien                     DiNorscia, Domenic
Thirgen LLC                             DiNorscia, Justin P.
Urban, Richard                          Foraker, Diane
Gregory, Russell                        Forrest, Marie
Szczepanski, Lucien                     Harpoon Capital
Krueger, Christopher                    Imirage, Inc
Pack, John / Mary                       Insight Capital, Inc
Bonvetti, Giacomo                       Liberator Holdings
Scarrone, Michael                       Lynden Capital
Smith, Robert                           McCrae Associates, LLC
Wilson, Paul                            Mullens, James
Zenith Holdings Corporation             Orga, Tom
Colucci, William R.                     Osbourne, A: Dan Caputo c/f
Bovi, David M.                          Universal Capital Management
Drennan, Joseph T.                      Whitehouse Partners, Inc
Nortia Capital Partners, Inc.           Wilmington Property Mgmt
BAMF Enterprises, Inc.                     & Acquisition

                                                                Exhibit B
                                                                ---------
                                                                3
                         PLAN OF MERGER

     Merger between BF Acquisition Group III, Inc., a Florida corporation ("BF Acquisition Group"); FundraisingDirect.com, Inc., a Delaware Corporation ("FundraisingDirect"); Imprints Plus, Inc., a Delaware corporation ("Imprints Plus"); and IPI Fundraising, Inc., a Delaware corporation (the "Surviving Corporation"). BF Acquisition Group, FundraisingDirect and Imprints Plus shall collectively be referred to as the "Disappearing Corporations" or each a "Disappearing Corporation." Collectively all of the Disappearing Corporations and the Surviving Corporation are the "Constituent Corporations". This Merger is being effected pursuant to this Plan of Merger ("Plan") in accordance with the provisions of the Delaware General Corporation Law (the "DGCL") and the Florida Business Corporation Act (the "FBCA").

     1.   Certificate of Incorporation and Bylaws. The
          ---------------------------------------
Certificate of Incorporation of Surviving Corporation in effect immediately before the Effective Date of the Merger (the "Effective Date" or the "Effective Time") shall, without any changes, be the Certificate of Incorporation of the Surviving Corporation from and after the Effective Date until further amended as permitted by law. The Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation.

    2.   Effect of the Merger on Capital Stock. At the Effective
         -------------------------------------
Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of any of the Constituent Corporations:

     (a) Cancellation of Capital Stock of Surviving Corporation.
         ------------------------------------------------------
Each issued and outstanding share of the capital stock of Surviving Corporation issued prior to the Effective Time shall be canceled and retired and shall cease to exist and no stock of Surviving Corporation or other consideration shall be delivered in exchange therefore.

     (b) Cancellation of BF Acquisition Group-Owned
         ------------------------------------------
FundraisingDirect Common Stock.  Any shares of FundraisingDirect
------------------------------
common stock that are owned by BF Acquisition Group shall be canceled and retired and shall cease to exist and no stock of Surviving Corporation or other consideration shall be delivered in exchange therefore.

     (c) Conversion of Stock. Each issued and outstanding share
         -------------------
(other than any dissenting shares) of BF Acquisition Group series A preferred stock, BF Acquisition Group common stock, FundraisingDirect common stock (other than as provided in Section 2(b) above), and Imprints Plus Common Stock shall be converted into the right to receive the applicable Merger Consideration (as described in Section 2(d) below), and BF Acquisition Group, FundraisingDirect and Imprints Plus shall automatically disappear into the Surviving Corporation, and each holder of a certificate representing any Disappearing Company's shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

     (d) Merger Consideration. The aggregate maximum
         --------------------
consideration payable by the Surviving Corporation in connection with the Merger (the "Merger Consideration") will be a maximum of ten million sixty four thousand six hundred twenty eight (10,064,628) shares of the Surviving Corporation's common stock, par value $.001 ("Surviving Corporation Common Stock") and 3,000,000 shares of the Surviving Corporation's series A preferred stock, par value $.50 ("Surviving Corporation Preferred Stock"). The holders of (i) BF Acquisition Group series A preferred stock shall be entitled to receive in exchange for each share of BF Acquisition Group series A preferred stock one (1) share of the Surviving Corporation Preferred Stock; (ii) BF Acquisition Group common stock shall be entitled to receive in exchange for each share of BF Acquisition Group common stock one
(1) share of the Surviving Corporation Common Stock; (iii) FundraisingDirect common stock shall be entitled to receive in exchange for each share of FundraisingDirect common stock one hundred (100) shares of the Surviving Corporation Common Stock; and (iv) Imprints Plus common stock shall be entitled to receive in exchange for each share of Imprints Plus common stock one (1) share of the Surviving Corporation Common Stock.

     (e) Imprints Plus Stock Options. At the Effective Time, all
         ---------------------------
then outstanding options, whether vested or unvested, ("Imprints Plus Options") to purchase Imprints Plus common stock issued under Imprints Plus's 2004 Stock Option Plan (the "Imprints Plus Option Plan") or otherwise that by their terms survive the Closing, will be assumed by Surviving Corporation in accordance with the Agreement and Plan of Merger.

     3.  Satisfaction of Rights of Surviving Corporation
         -----------------------------------------------
Shareholders. All shares of Surviving Corporation's stock into
------------
which each Disappearing Corporation stock shall have been converted and become exchangeable for under this Plan shall be deemed to have been paid in full satisfaction of such exchanged shares.

     4.   Fractional Shares. No fractional shares of the
          -----------------
Surviving Corporation will be issued as a result of the Merger. Fractional shares shall be rounded up to the nearest whole share, and any stockholder of the Surviving Corporation who would otherwise be entitled to a fractional share of the Surviving Corporation's Common Stock pursuant to this Plan will be entitled to a whole share.

     5.   Effect of Merger. On the Effective Date, the separate
          ----------------
existence of each of BF Acquisition Group, FundraisingDirect and Imprints Plus shall cease and each of these corporations shall be merged with and into the Surviving Corporation. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and FBCA. Without limiting the generality of the foregoing, at and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations.

     The persons whose names appear below shall be appointed to the position of the Surviving Corporation set forth next to their name until their successors are appointed or elected and shall qualify:

   Justin DiNorscia          Director, President, Chief
                               Executive Officer, Secretary
   Dan Caputo, Jr.           Interim Chief Financial Officer
   Diane DiNorscia           V.P. Human Resources and
                               Administration
   Thomas P. Hynson          National Sales Director
   Giacomo Bonvetti          Operations Manager
   Bradley S. Cantwell       Director
   Joseph T. Drennan         Director

     6.   Supplemental Action. If at any time after the Effective
          -------------------
Date Surviving Corporation shall determine that any further conveyances, agreements, documents, instruments, and assurances or any further action is necessary or desirable to carry out the provisions of this Plan, the appropriate officers of Surviving Corporation or Disappearing Corporations, as the case may be, whether past or remaining in office, shall execute and deliver, on the request of Surviving Corporation, any and all proper conveyances, agreements, documents, instruments, and assurances and perform all necessary or proper acts, to vest, perfect, confirm, or record such title thereto in Surviving Corporation, or to otherwise carry out the provisions of this Plan.

     7.   Filing with the Secretary of State of the State of
          --------------------------------------------------
Delaware and Florida and Effective Date. Upon the Closing, as
---------------------------------------
provided in the Agreement and Plan of Merger, of which this Plan is a part, each Disappearing Corporation and Surviving Corporation shall cause their respective Presidents or Vice Presidents to execute a Certificate of Merger or Articles of Merger, as the case may be, and upon such execution this Plan shall be deemed incorporated by reference into the Certificate of Merger or Articles of Merger, as applicable, as if fully set forth in such Certificate or Articles and shall become an exhibit to such Certificate of Merger or Articles of Merger. Thereafter, such Certificate of Merger or Articles of Merger shall be delivered for filing by Surviving Corporation to the Delaware Secretary of State and the Florida Secretary of State. In accordance with the DGCL and FBCA, the Certificate of Merger and Articles of Merger shall specify the "Effective Date," which shall be the filing date of the Certificate of Merger with the Delaware Secretary of State.

     8.   Amendment and Waiver.  Any of the terms or conditions
          --------------------
of this Plan may be waived at any time by any one of the Constituent Corporations which is, or the shareholders of which are, entitled to the benefit thereof by action taken by the Board of Directors of such party, or may be amended or modified in whole or in part at any time before the vote of the shareholders of the Constituent Corporations by an agreement in writing executed in the same manner (but not necessarily by the same persons), or at any time thereafter as long as such change is in accordance with the DGCL and the FBCA.

     9.   Termination. At any time before the Effective Date
          -----------
(whether before or after filing of the Certificate of Merger), this Plan may be terminated and the Merger abandoned by mutual consent of the Boards of Directors of the Constituent Corporations, notwithstanding favorable action by the shareholders of the respective Constituent Corporations.

                                                           Exhibit C-1

                 SALES RESTRICTION AGREEMENT

     THIS SALES RESTRICTION AGREEMENT ("Agreement") is entered into as of the 8th day of February, 2005 by and between IPI
Fundraising, Inc., a Delaware corporation (the "Company"); and
__________________ ("Stockholder").

     WHEREAS, pursuant to the terms and conditions of that certain Agreement and Plan of Merger (the "Merger Agreement") dated February 8, 2005 between, inter alia, the Company; BF Acquisition Group III, Inc., a Florida corporation, FundraisingDirect.com, Inc., a Delaware corporation, and Imprints Plus, Inc., a Delaware corporation, on the "Closing Date" defined in Section 1.2 of the Merger Agreement, the Stockholder will acquire shares of Company common stock in exchange for his shares of Imprints Plus, Inc. common stock.

     WHEREAS, the Stockholder agrees that among other reasons, in order to create and sustain an orderly public trading market for the Company's common stock after the Closing Date, that it is in the best interest of the Stockholder, the Company, and the Company's other stockholders (the "Third Party Beneficiaries") for the Stockholder not to transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, his shares of Company Stock owned beneficially or otherwise by him except pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Shares Subject to this Agreement. On the Closing Date, the Stockholder, directly or indirectly, shall own ________________ shares of the Company's common stock, which shall be subject to this Agreement and referred to herein as "Subject Stock".

     2. Sale Restriction. The Stockholder agrees for the benefit of himself, the Company and the Third Party Beneficiaries that he will not transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, the Subject Stock except pursuant to the terms of this Agreement. Any attempted sale, transfer or other disposition in violation of this Agreement shall be null and void. Notwithstanding the foregoing, the Stockholder may transfer any Subject Stock by will or intestacy, provided that any recipient of such Subject Stock must execute an agreement stating that the recipient is receiving or holding the Subject Stock subject to the provisions of this Agreement.

     3.   Sale Periods.

     3.1 Commencing on the Closing Date, and terminating thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall not be entitled to dispose of any shares of the Subject Stock.

     3.2 Commencing thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), and terminating eighteen (18) months thereafter, during every calendar month, the Stockholder shall be entitled to dispose of up to the amount of Subject Stock that is equal to 10% of the Subject Stock held by the Stockholder on the Closing Date.

     3.3  Paragraphs 3.1 and 3.2 above shall not apply to any Subject
          Stock that was acquired by the Stockholder pursuant to the Imprints Plus, Inc. Rule 504 private offerings initiated during 2004, but instead, the following shall apply to any Subject Stock acquired by a Stockholder pursuant to such private offerings:
          Commencing on the Closing Date, and terminating eighteen (18) months after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall be entitled to dispose of up to an aggregate of 20,000 shares of the Subject Stock every calendar month.

     4. No portion of Subject Stock that was not sold in any calendar month period, as described in paragraphs 3.2 and 3.3 above, shall be carried over into the next, or any other, calendar month for the purpose of increasing the eligible amount of Subject Stock that may be disposed of in any other given calendar month. Stockholders eligible to utilize the sales periods described in paragraph 3.3 may elect instead to be subject to paragraphs 3.1 and 3.2, but such Stockholders may not combine paragraphs 3.1 and 3.2 with paragraph 3.3 for the purpose of increasing the eligible amount of Subject Stock that may be disposed of by such Stockholder pursuant to this Agreement.

     5. Legend/Stop Transfer Instructions. The Stockholder further agrees that the Company may instruct its transfer agent not to transfer the Subject Stock, may provide a copy of this Agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificates disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of the Subject Stock is subject to the terms of this Agreement and may issue stop-transfer instructions to its transfer agent for the period contemplated by this Agreement for the Subject Stock.

     6. Equitable Remedy. The Stockholder agrees that any breach of this Agreement will cause the Company and the Third Party Beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a breach or threatened breach of this Agreement by the Stockholder, the Stockholder agrees that the Company shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach.

     7.    Miscellaneous.

          7.1 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

          7.2 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors, assigns, heirs or legal representatives, as the case may be.

          7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          7.4 Headings. The paragraph and subparagraph headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7.6 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          7.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          7.8 Conflict of Terms. In the event of a conflict of terms and conditions between this Agreement and any other agreement, the terms and conditions of this Agreement shall prevail.

          7.9 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) Accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;

          (c) References herein to "paragraphs", "subparagraphs" and other subdivisions without reference to a document are to designate paragraphs, subparagraphs and other subdivisions of this Agreement;

          (d) A reference to a subparagraph without further reference to a paragraph is a reference to such subparagraph as contained in the same paragraph in which the reference appears;

          (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) The term "include" or "including" shall mean without limitation by reason of enumeration.

          7.10 Incorporation of Agreements. The agreements identified in this Agreement are incorporated herein by reference and made a part hereof.

     In Witness, the parties have duly executed this Agreement as of the date first above written.

WITNESS:                           SELLING STOCKHOLDER:


____________________               ________________________

Name:_______________               Name:___________________


WITNESS:                           COMPANY:


____________________               By:______________________
Name:_______________                  Justin P. DiNorscia,
                                        president

                                                           Exhibit C-2


                   SALES RESTRICTION AGREEMENT

     THIS SALES RESTRICTION AGREEMENT ("Agreement") is entered into as of the 8th day of February, 2005 by and between IPI
Fundraising, Inc., a Delaware corporation (the "Company"); and
__________________ ("Stockholder").

     WHEREAS, pursuant to the terms and conditions of that certain Agreement and Plan of Merger (the "Merger Agreement") dated February 8, 2005 between, inter alia, the Company; BF Acquisition Group III, Inc., a Florida corporation, FundraisingDirect.com, Inc., a Delaware corporation, and Imprints Plus, Inc., a Delaware corporation, on the "Closing Date" defined in Section 1.2 of the Merger Agreement, the Stockholder will acquire shares of Company common stock in exchange for his shares of BF Acquisition Group III, Inc. common stock.

     WHEREAS, the Stockholder agrees that among other reasons, in order to create and sustain an orderly public trading market for the Company's common stock after the Closing Date, that it is in the best interest of the Stockholder, the Company, and the Company's other stockholders (the "Third Party Beneficiaries") for the Stockholder not to transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, his shares of Company Stock owned beneficially or otherwise by him except pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Shares Subject to this Agreement. On the Closing Date, the Stockholder, directly or indirectly, shall own ________________ shares of the Company's common stock, which shall be subject to this Agreement and referred to herein as "Subject Stock".

     2. Sale Restriction. The Stockholder agrees for the benefit of himself, the Company and the Third Party Beneficiaries that he will not transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, the Subject Stock except pursuant to the terms of this Agreement. Any attempted sale, transfer or other disposition in violation of this Agreement shall be null and void. Notwithstanding the foregoing, the Stockholder may transfer any Subject Stock by will or intestacy, provided that any recipient of such Subject Stock must execute an agreement stating that the recipient is receiving or holding the Subject Stock subject to the provisions of this Agreement.

     3.   Sale Periods.

     3.1 Commencing on the Closing Date, and terminating thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall not be entitled to dispose of any shares of the Subject Stock.

     3.2 Commencing thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), and terminating eighteen (18) months thereafter, during every calendar month, the Stockholder shall be entitled to dispose of up to the amount of Subject Stock that is equal to 10% of the Subject Stock held by the Stockholder on the Closing Date.

     3.3  Paragraphs 3.1 and 3.2 above shall not apply to any Subject
          Stock that was acquired by the Stockholder pursuant to the Imprints Plus, Inc. Rule 504 private offerings initiated during 2004, but instead, the following shall apply to any Subject Stock acquired by a Stockholder pursuant to such private offerings:
          Commencing on the Closing Date, and terminating eighteen (18) months after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall be entitled to dispose of up to an aggregate of 20,000 shares of the Subject Stock every calendar month.

     4. No portion of Subject Stock that was not sold in any calendar month period, as described in paragraphs 3.2 and 3.3 above, shall be carried over into the next, or any other, calendar month for the purpose of increasing the eligible amount of Subject Stock that may be disposed of in any other given calendar month. Stockholders eligible to utilize the sales periods described in paragraph 3.3 may elect instead to be subject to paragraphs 3.1 and 3.2, but such Stockholders may not combine paragraphs 3.1 and 3.2 with paragraph 3.3 for the purpose of increasing the eligible amount of Subject Stock that may be disposed of by such Stockholder pursuant to this Agreement.

     5. Legend/Stop Transfer Instructions. The Stockholder further agrees that the Company may instruct its transfer agent not to transfer the Subject Stock, may provide a copy of this Agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificates disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of the Subject Stock is subject to the terms of this Agreement and may issue stop-transfer instructions to its transfer agent for the period contemplated by this Agreement for the Subject Stock.

     6. Equitable Remedy. The Stockholder agrees that any breach of this Agreement will cause the Company and the Third Party Beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a breach or threatened breach of this Agreement by the Stockholder, the Stockholder agrees that the Company shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach.

     7.   Miscellaneous.

          7.1 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

          7.2 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors, assigns, heirs or legal representatives, as the case may be.

          7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          7.4 Headings. The paragraph and subparagraph headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7.6 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          7.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          7.8 Conflict of Terms. In the event of a conflict of terms and conditions between this Agreement and any other agreement, the terms and conditions of this Agreement shall prevail.

          7.9 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) Accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;

          (c) References herein to "paragraphs", "subparagraphs" and other subdivisions without reference to a document are to designate paragraphs, subparagraphs and other subdivisions of this Agreement;

          (d) A reference to a subparagraph without further reference to a paragraph is a reference to such subparagraph as contained in the same paragraph in which the reference appears;

          (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) The term "include" or "including" shall mean without limitation by reason of enumeration.

          7.10 Incorporation of Agreements. The agreements identified in this Agreement are incorporated herein by reference and made a part hereof.

     In Witness, the parties have duly executed this Agreement as of the date first above written.

WITNESS:                           SELLING STOCKHOLDER:


____________________               ________________________
Name:_______________               Name:___________________

WITNESS:                           COMPANY:


____________________               By:______________________
Name:_______________                  Justin P. DiNorscia,
                                        president

                                                           Exhibit C-3


                     SALES RESTRICTION AGREEMENT

     THIS SALES RESTRICTION AGREEMENT ("Agreement") is entered into as of the 8th day of February, 2005 by and between IPI
Fundraising, Inc., a Delaware corporation (the "Company"); and
__________________ ("Stockholder").

     WHEREAS, pursuant to the terms and conditions of that certain Agreement and Plan of Merger (the "Merger Agreement") dated February 8, 2005 between, inter alia, the Company; BF Acquisition Group III, Inc., a Florida corporation, FundraisingDirect.com, Inc., a Delaware corporation, and Imprints Plus, Inc., a Delaware corporation, on the "Closing Date" defined in Section 1.2 of the Merger Agreement, the Stockholder will acquire shares of Company common stock in exchange for his shares of FundraisingDirect.com, Inc. common stock.

     WHEREAS, the Stockholder agrees that among other reasons, in order to create and sustain an orderly public trading market for the Company's common stock after the Closing Date, that it is in the best interest of the Stockholder, the Company, and the Company's other stockholders (the "Third Party Beneficiaries") for the Stockholder not to transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, his shares of Company Stock owned beneficially or otherwise by him except pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Shares Subject to this Agreement. On the Closing Date, the Stockholder, directly or indirectly, shall own ________________ shares of the Company's common stock, which shall be subject to this Agreement and referred to herein as "Subject Stock".

     2. Sale Restriction. The Stockholder agrees for the benefit of himself, the Company and the Third Party Beneficiaries that he will not transfer, sell, contract to sell, devise, give, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, the Subject Stock except pursuant to the terms of this Agreement. Any attempted sale, transfer or other disposition in violation of this Agreement shall be null and void. Notwithstanding the foregoing, the Stockholder may transfer any Subject Stock by will or intestacy, provided that any recipient of such Subject Stock must execute an agreement stating that the recipient is receiving or holding the Subject Stock subject to the provisions of this Agreement.

     3.   Sale Periods.

     3.1 Commencing on the Closing Date, and terminating thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall not be entitled to dispose of any shares of the Subject Stock.

     3.2 Commencing thirty (30) days after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), and terminating eighteen (18) months thereafter, during every calendar month, the Stockholder shall be entitled to dispose of up to the amount of Subject Stock that is equal to 10% of the Subject Stock held by the Stockholder on the Closing Date.

     3.3  Paragraphs 3.1 and 3.2 above shall not apply to any Subject
          Stock that was acquired by the Stockholder pursuant to the Imprints Plus, Inc. Rule 504 private offerings initiated during 2004, but instead, the following shall apply to any Subject Stock acquired by a Stockholder pursuant to such private offerings:
          Commencing on the Closing Date, and terminating eighteen (18) months after the date that a bid and an ask price for the Company's common stock is initiated on the over-the-counter bulletin board (or similar medium of exchange), the Stockholder shall be entitled to dispose of up to an aggregate of 20,000 shares of the Subject Stock every calendar month.

     4. No portion of Subject Stock that was not sold in any calendar month period, as described in paragraphs 3.2 and 3.3 above, shall be carried over into the next, or any other, calendar month for the purpose of increasing the eligible amount of Subject Stock that may be disposed of in any other given calendar month. Stockholders eligible to utilize the sales periods described in paragraph 3.3 may elect instead to be subject to paragraphs 3.1 and 3.2, but such Stockholders may not combine paragraphs 3.1 and 3.2 with paragraph 3.3 for the purpose of increasing the eligible amount of Subject Stock that may be disposed of by such Stockholder pursuant to this Agreement.

     5. Legend/Stop Transfer Instructions. The Stockholder further agrees that the Company may instruct its transfer agent not to transfer the Subject Stock, may provide a copy of this Agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificates disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of the Subject Stock is subject to the terms of this Agreement and may issue stop-transfer instructions to its transfer agent for the period contemplated by this Agreement for the Subject Stock.

     6. Equitable Remedy. The Stockholder agrees that any breach of this Agreement will cause the Company and the Third Party Beneficiaries irreparable damage for which there is no adequate remedy at law. If there is a breach or threatened breach of this Agreement by the Stockholder, the Stockholder agrees that the Company shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach.

     7.   Miscellaneous.

          7.1 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

          7.2 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors, assigns, heirs or legal representatives, as the case may be.

          7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          7.4 Headings. The paragraph and subparagraph headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7.6 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          7.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          7.8 Conflict of Terms. In the event of a conflict of terms and conditions between this Agreement and any other agreement, the terms and conditions of this Agreement shall prevail.

          7.9 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) Accounting terms not otherwise defined herein have the meanings given to them in accordance with generally accepted accounting principles;

          (c) References herein to "paragraphs", "subparagraphs" and other subdivisions without reference to a document are to designate paragraphs, subparagraphs and other subdivisions of this Agreement;

          (d) A reference to a subparagraph without further reference to a paragraph is a reference to such subparagraph as contained in the same paragraph in which the reference appears;

          (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) The term "include" or "including" shall mean without limitation by reason of enumeration.

          7.10 Incorporation of Agreements. The agreements identified in this Agreement are incorporated herein by reference and made a part hereof.

     In Witness, the parties have duly executed this Agreement as of the date first above written.

WITNESS:                           SELLING STOCKHOLDER:


____________________               ________________________
Name:_______________               Name:___________________

WITNESS:                           COMPANY:


____________________               By:______________________
Name:_______________                  Justin P. DiNorscia,
                                        president

                                                                Exhibit D
                                                                ---------
           Opinion of Connolly Bove Lodge & Hutz LLP





           [CONNOLLY BOVE LODGE & HUTZ LLP LETTERHEAD]


Charles J. Durante
Partner



                                      February 7, 2005


Board of Directors
IPI Fundraising, Inc.
4 Mill Park Court
Newark, Delaware 19713

RE:     MERGER AMONG BF ACQUISITION GROUP III, INC.,
        FUNDRAISINGDIRECT.COM, INC., IMPRINTS PLUS, INC.;
        AND IPI FUNDRAISING, INC.

Ladies and Gentlemen:

       We have been asked to render this opinion in connection with the merger (the "Merger") among BF Acquisition Group III, Inc., a Florida corporation ("BF Acquisition Group"); Imprints Plus, Inc., a Delaware corporation ("Imprints Plus"); FundraisingDirect.com, Inc., a Delaware corporation ("FundraisingDirect"); and IPI Fundraising, Inc., a Delaware corporation ("IPI Fundraising" or the "Surviving Corporation").

       BF Acquisition Group, Imprints Plus and FundraisingDirect are referred to collectively as the "Disappearing Corporations," each a "Disappearing Corporation." The four corporation are collectively referred to herein as the "Constituent Corporations," each a "Constituent Corporation."

       Under the Merger, BF Acquisition Group, FundraisingDirect and Imprints Plus are to be merged into IPI Fundraising.

       In that capacity, we have examined the Entity Documents and Merger Documents enumerated in our opinion of this date concerning the consequences of the Merger under the Delaware General Corporation Law or copies thereof certified or otherwise identified to our satisfaction. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as copies.
       We have also relied on a Certificate, executed by each of the Constituent Corporations, representing to us that:

       1. No consideration other than stock of the Constituent Corporations is being exchanged in the merger, except for dissenting shareholders.

February 7, 2005
Page 2


       2. There is no plan or intention by any shareholder who owns five percent or more of the stock of any of the Constituent Corporations, and the management of each of the Constituent Corporations, to its best knowledge, is not aware of any plan or intention on the part of any particular remaining shareholder or security holder of any of the Constituent Corporations, to exercise any dissenters' rights, as described in the Agreement of Merger.

       3. There is no plan or intention by any shareholder who owns five percent or more of the stock of any of the Constituent Corporations, and the management of each of the Constituent Corporations, to its best knowledge, is not aware of any plan or intention on the part of any particular remaining shareholder or security holder of any of the Constituent Corporations, to sell, exchange, transfer by gift, or otherwise dispose of any stock in, or securities of the Surviving Corporation after the Merger.

       4. Although the Agreement and Plan of Merger provides for payment in cash to shareholders of the Disappearing Corporations who exercise their statutory right of appraisal under 8 Del. C.
               Section 262, there is no reasonable likelihood that continuing interest through stock ownership in the Surviving Corporation on the part of the shareholders of each Disappearing Corporation will not equal in value, as of the effective date of the merger, at least 50 percent of the value of all of the formerly outstanding stock of each Disappearing Corporation as of the merger, taking into account any sales, redemptions and other dispositions of stock occurring prior or subsequent to the exchange which are part of the plan of merger.

       5. The liabilities of the Disappearing Corporations assumed by the Surviving Corporation and the liabilities to which the transferred assets of the Disappearing Corporations are subject were incurred by the Disappearing Corporations in the ordinary course of business.

       6. Following the Merger, the Surviving Corporation will continue the business heretofore conducted by Imprints Plus and FundraisingDirect.

       7. Each party to the Merger will pay its respective expenses incurred in connection with the Merger, except that the Surviving Corporation will assume (by operation of law) and pay each Disappearing Corporations's expenses not paid before the Merger occurs.

       8. There is no intercorporate indebtedness existing among the Constituent Corporations that was issued or acquired or will be settled at a discount.

February 7, 2005
Page 3


       9. There is no plan or intention to liquidate the Surviving Corporation, to merge it with any other corporation or other entity (except pursuant to the Merger), or to sell or otherwise dispose of the assets of any of the Constituent Corporations after the Merger, except in the ordinary course of business.

       10. None of the Constituent Corporations are investment companies as defined in section 368(a)(2)(F)(iii) and
               (iv) of the Internal Revenue Code (the "Code").

       11. No party to the Merger is under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code.

       12. The fair market value of the assets of each Disappearing Corporation will equal or exceed the sum of its liabilities assumed by the Surviving
               Corporation plus the amount of liabilities, if any, to which such assets are subject.

       13.     No debt that will be assumed by the Surviving
               Corporation is personally guaranteed by any shareholder of any of the Disappearing Corporations.

       14. Before the Merger, the Surviving Corporation owned no shares of any of the Disappearing Corporations.

       15. None of the Disappearing Corporations accumulated its receivables nor made extraordinary payment of its payables in anticipation of the Merger.

       16. There has been no redemption of stock in any of the Disappearing Corporations in the year before the Merger.

       We have relied on resolutions of the Constituent Corporations as to the due execution and delivery of all such Documents and on Certificates with other representations made by the Constituent
Corporations concerning the Merger.

       Capitalized items not otherwise defined herein shall have the same meaning as ascribed in the documents described thereof.

       For purposes of this opinion, we have not reviewed any documents other than the documents listed above and we have not reviewed any document that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the aforementioned documents and the actions stated therein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, and the statements and information set forth therein, all of which we have assumed to be true, complete and accurate in all material respects.

February 7, 2005
Page 4



       We have undertaken no inquiry to verify the accuracy or completeness of the representations in any certificates. We have assumed that the Certificate of Merger will be duly recorded in the Office of the Secretary of State of Delaware and that all applicable fees imposed in connection therewith will be paid.

       We have not been engaged or undertaken to verify or review the execution, acknowledgment or delivery of the Documents.

       With respect to all documents, examined by us, we have assumed that (a) all documents examined by us are executed by all necessary parties and all signatures on documents examined by us are genuine, (b) all documents submitted to us as originals are authentic and (c) all documents submitted to us as copies conform with the originals of those documents.

       We have assumed: (a) the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (b) the legal capacity of natural persons who are signatories to the documents examined by us, (c) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (d) the due authorization, execution and delivery by all parties thereto of all documents examined by us, and (e) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms.

       Based on our examination of the Documents and such investigation as we have deemed necessary, and subject to the qualifications and exceptions herein contained, we are of the opinion that:

       A. The Merger will qualify as a "merger" under the Internal Revenue Code;

       B. Each of the Constituent Corporations will be a party to the Merger; and

       C. The shareholders of Imprints Plus, BF Acquisition Group and FundraisingDirect will not recognize any gain or loss on the exchange of their respective shares of Imprints Plus, BF Acquisition Group and FundraisingDirect common stock and preferred stock (as applicable) for IPI Fundraising common stock and preferred stock (as applicable) in the merger .

       In addition to any exceptions, qualifications and assumptions noted hereinabove, the foregoing opinions are subject to the following exceptions, qualifications and assumptions:

       A. The opinions expressed herein are limited to the laws, rules and regulations of the Internal Revenue Code of the United States of America and of the State of Delaware (excluding the securities and blue sky laws of the State of Delaware) now in effect, and we have not considered and express no opinion on any other laws, rules or regulations.

February 7, 2005
Page 5

       B. We have assumed that all signatures of or on behalf of parties other than the Company on documents and instruments examined by us are genuine, all documents submitted to us as originals are authentic and all documents submitted to us as copies conform with the originals, which assumptions we have not independently verified.

       C. The opinions expressed in this letter are rendered as of the date hereof and we express no opinion as to circumstances or events or changes of the law that may occur subsequent to such date.
 We undertake no responsibility to advise you of changes in law or fact hereafter occurring.

       The opinions expressed in this letter are given solely for the benefit of the addressee, and may be used in connection with the S-4 registration statement to filed on behalf of IPI Fundraising. The opinions expressed in this letter may not be relied upon, in whole or in part, by any other person, firm or company for any purpose, without our prior written consent.


                              Very truly yours,


                              /S/ Connolly Bove Lodge & Hutz, LLP


                              CONNOLLY BOVE LODGE & HUTZ LLP